- 12 -









To the Shareholders and Board of
Directors of
 The BlackRock Income Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock   Income  Trust,   Inc.   (the
"Trust") for the year ended October  31,
1997 (on which we have issued our report
dated  December 12, 1997), we considered
its    internal    control    structure,
including  procedures  for  safeguarding
securities,  in order to  determine  our
auditing  procedures for the purpose  of
expressing our opinion on the  financial
statements  and  to  comply   with   the
requirements  of  Form  N-SAR,  not   to
provide   assurance  on   the   internal
control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997









To the Shareholders and Board of
Directors of
 The BlackRock North American Government
Income Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock   North  American   Government
Income Trust, Inc. (the "Trust") for the year ended October 31, 1997 (on which we have issued our report dated December
12, 1997), we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997









To the Shareholders and Board of
Directors of
 The BlackRock California Investment
Quality Municipal Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock California Investment  Quality
Municipal Trust, Inc. (the "Trust")  for
the  year  ended October  31,  1997  (on
which  we  have issued our report  dated
December  12,  1997), we considered  its
internal  control  structure,  including
procedures  for safeguarding securities,
in   order  to  determine  our  auditing
procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997










To the Shareholders and Board of
Directors of
 The BlackRock Florida Investment
Quality Municipal Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock  Florida  Investment   Quality
Municipal Trust, Inc. (the "Trust")  for
the  year  ended October  31,  1997  (on
which  we  have issued our report  dated
December  12,  1997), we considered  its
internal  control  structure,  including
procedures  for safeguarding securities,
in   order  to  determine  our  auditing
procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997









To the Shareholders and Board of
Directors of
 The BlackRock New Jersey Investment
Quality Municipal Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock New Jersey Investment  Quality
Municipal Trust, Inc. (the "Trust")  for
the  year  ended October  31,  1997  (on
which  we  have issued our report  dated
December  12,  1997), we considered  its
internal  control  structure,  including
procedures  for safeguarding securities,
in   order  to  determine  our  auditing
procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997









To the Shareholders and Board of
Directors of
 The BlackRock New York Investment
Quality Municipal Trust, Inc.:

In  planning and performing our audit of
the    financial   statements   of   The
BlackRock  New  York Investment  Quality
Municipal Trust, Inc. (the "Trust")  for
the  year  ended October  31,  1997  (on
which  we  have issued our report  dated
December  12,  1997), we considered  its
internal  control  structure,  including
procedures  for safeguarding securities,
in   order  to  determine  our  auditing
procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The   management   of   the   Trust   is
responsible    for   establishing    and
maintaining    an    internal    control
structure.     In    fulfilling     this
responsibility, estimates and  judgments
by management are required to assess the
expected  benefits and related costs  of
internal control structure policies  and
procedures.  Two of the objectives of an
internal   control  structure   are   to
provide management with reasonable,  but
not  absolute, assurance that assets are
safeguarded    against     loss     from
unauthorized use or disposition and that
transactions are executed in  accordance
with   management's  authorization   and
recorded  properly to permit preparation
of  financial  statements in  conformity
with   generally   accepted   accounting
principles.

Because of inherent limitations  in  any
internal  control structure,  errors  or
irregularities  may  occur  and  not  be
detected.   Also,  projection   of   any
evaluation  of the structure  to  future
periods  is subject to the risk that  it
may become inadequate because of changes
in  conditions or that the effectiveness
of   the   design   and  operation   may
deteriorate.

Our   consideration  of   the   internal
control  structure would not necessarily
disclose  all  matters in  the  internal
control structure that might be material
weaknesses  under standards  established
by  the  American Institute of Certified
Public Accountants.  A material weakness
is  a  condition in which the design  or
operation   of  the  specific   internal
control  structure  elements  does   not
reduce  to  a relatively low  level  the
risk  that  errors or irregularities  in
amounts   that  would  be  material   in
relation  to  the  financial  statements
being  audited  may  occur  and  not  be
detected  within  a  timely  period   by
employees   in  the  normal  course   of
performing   their  assigned  functions.
However,  we noted no matters  involving
the    internal    control    structure,
including  procedures  for  safeguarding
securities,  that  we  consider  to   be
material weaknesses as defined above as of October 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 12, 1997